Exhibit 99.1

***FOR IMMEDIATE RELEASE***

For:  ZIONS BANCORPORATION                                                                                                                                                Contact: Clark Hinckley
One South Main, 15th Floor                                                                                                                                                     Tel: (801) 524-4787
Salt Lake City, Utah                                                                                                                                                  January 26, 2009
Harris H. Simmons
Chairman/Chief Executive Officer

ZIONS BANCORPORATION REPORTS 2008 FOURTH QUARTER
LOSS DRIVEN LARGELY BY NONCASH GOODWILL IMPAIRMENT

Company Bolstered Loan Loss Reserves, Strengthened Capital and Liquidity,
and Originated $2.7 Billion of New Loans

SALT LAKE CITY, January 26, 2009 – Zions Bancorporation (Nasdaq: ZION) (“Zions” or “the Company”) today reported a fourth quarter loss from core banking operations of $0.32 per diluted common share, excluding noncash charges from goodwill impairment of $2.97 per diluted share and impairment and valuation losses on securities of $1.07 per diluted share. Including these charges, the fourth quarter net loss applicable to common shareholders was $498.1 million, or $4.36 per diluted share. The Company also built its reserve for loan losses by $105.5 million in excess of actual net loan charge-offs.

“In what most observers agree is the most difficult economic environment in over half a century, we have strengthened our balance sheet by building record high levels of capital and liquidity,” said Harris H. Simmons, chairman and chief executive officer. “The goodwill impairment has no impact on regulatory and tangible capital ratios, and reflects in part the fact that market values of all banks are significantly lower in current highly stressed markets.” Simmons added, “While this is a challenging environment for Zions and the industry, we continue to successfully extend new credit and serve our customers. In fact, we extended $4.6 billion of credit in the fourth quarter, of which $2.7 billion were new loans, in our continued effort to make credit available to credit-worthy individuals and businesses. This, in turn, will help them weather this economic storm and strengthen the economy.”

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ZIONS BANCORPORATION
Press Release – Page 2
January 26, 2009

Fourth Quarter 2008 Highlights

•	Tangible common equity ratio of 5.89% and estimated total risk based capital ratio of 14.71%, up from 12.30% at September 30, 2008.

•	Provision for loan loss reserves of $285.2 million versus net loan charge-offs of $179.7 million.

•	Noncash impairment loss on goodwill of $353.8 million.

•	Impairment and valuation losses on securities of $204.3 million.

•	Capital investment of $1.4 billion from the U.S. Treasury.

•	Extensions of credit totaling $4.6 billion, of which $2.7 billion were new loans.

For the year 2008, the Company’s core banking operations made $2.20 per diluted share, excluding noncash charges from goodwill impairment of $3.11 per diluted share and impairment and valuation losses on securities of $1.75 per diluted share. Including these charges, the 2008 net loss applicable to common shareholders was $290.7 million, or $2.66 per diluted share.

Loans
On-balance-sheet net loans and leases were $41.9 billion at December 31, 2008, an increase of approximately $2.8 billion or 7.1% from $39.1 billion at December 31, 2007, and were essentially unchanged from the balance at September 30, 2008. For both the year-over-year and quarterly comparisons, net growth in commercial and industrial loans, consumer loans, and commercial real estate term loans was offset by pay-downs and charge-offs of construction and land development loans.

Deposits
Average total deposits for the fourth quarter of 2008 increased $3.2 billion or 8.8% to $39.6 billion compared to $36.4 billion for the fourth quarter of 2007, and increased $2.3 billion or 24.2% annualized compared to $37.3 billion for the third quarter of 2008. Most of the increase in deposits for the quarter was in brokered money market and other brokered deposits; the growth in these deposits was used primarily to reduce short-term Federal Home Loan Bank and other borrowings by $2.7 billion to $2.0 billion at December 31, 2008.

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ZIONS BANCORPORATION
Press Release – Page 3
January 26, 2009

Net Interest Income
The net interest margin was 4.20% for the fourth quarter of 2008 compared to 4.27% for the fourth quarter of 2007 and 4.13% for the third quarter of 2008. The increased net interest margin for the fourth quarter of 2008 compared to the third quarter of 2008 was driven primarily by the capital investment from the U.S. Treasury, reduced deposit rates, and significantly lower borrowing costs.

Net interest income for the fourth quarter of 2008 increased $29.5 million or 6.2% to $508.4 million compared to $478.9 million for the fourth quarter of 2007, and increased $16.4 million or 13.4% annualized compared to $492.0 million for the third quarter of 2008.

Impairment Loss on Goodwill
The Company recognized an impairment loss on goodwill during the fourth quarter of $353.8 million, or $2.97 per diluted share. Substantially all of this loss resulted from impairment of all of the goodwill at three subsidiary bank reporting segments – National Bank of Arizona, Nevada State Bank, and Vectra Bank Colorado. This impairment loss reflects the Company’s annual impairment testing as of October 1, 2008, as well as an update to December 31, 2008 due to continued market deterioration in the fourth quarter, and is a noncash accounting adjustment to the Company’s balance sheet that does not affect regulatory and tangible capital ratios.

Asset Quality
Nonperforming assets were $1,140.5 million at December 31, 2008 compared to $283.9 million at December 31, 2007 and $924.4 million at September 30, 2008. The increase was driven primarily by deterioration in residential real estate acquisition, development and construction exposures in the Southwest, and by continued weakening in Utah residential construction and commercial and industrial portfolios. The ratio of nonperforming assets to net loans and leases and other real estate owned was 2.71% at December 31, 2008 compared to 0.73% at December 31, 2007 and 2.20% at September 30, 2008.

Net loan and lease charge-offs for 2008 were $393.7 million or 0.96% of average loans. Net loan and lease charge-offs for the fourth quarter of 2008 were $179.7 million or 1.71% annualized of average

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ZIONS BANCORPORATION
Press Release – Page 4
January 26, 2009

loans. This compares with $26.7 million or 0.28% annualized of average loans for the fourth quarter of 2007 and $95.3 million or 0.91% annualized of average loans for the third quarter of 2008. The increase in charge-offs largely was driven by declining collateral values on residential acquisition, development, and construction loans in the Southwest and in Utah.

The provision for loan losses was $285.2 million for the fourth quarter of 2008 compared to $70.0 million for the fourth quarter of 2007 and $156.6 million for the third quarter of 2008. The provision for the fourth quarter of 2008 was 2.72% annualized of average loans and was $105.5 million in excess of net loan and lease charge-offs.

The allowance for loan losses as a percentage of net loans and leases was 1.64% at December 31, 2008 compared to 1.18% at December 31, 2007 and 1.45% at September 30, 2008. The combined allowance for loan losses and the reserve for unfunded lending commitments was $737.9 million, or 1.76% of net loans and leases at December 31, 2008, compared to 1.23% at December 31, 2007 and 1.51% at September 30, 2008.

Investment Securities
The Company recognized other-than-temporary impairment (“OTTI”) and valuation losses during the fourth quarter of 2008 of $204.3 million pretax, or $1.07 per diluted share, including securities newly deemed OTTI and additional impairment on securities on which OTTI had been previously recognized. OTTI and valuation losses during the fourth quarter of 2008 consisted of:

•	$177.9 million for bank and insurance trust preferred CDOs (17 newly deemed OTTI, two previous)
•	$7.9 million for one downgraded security purchased from Lockhart Funding LLC during the quarter
•	$1.2 million for bank and insurance income notes (one newly deemed OTTI, two previous)
•	$12.0 million for REIT trust preferred CDOs (one newly deemed OTTI, two previous)
•	$1.4 million for ABS CDOs (two previous)
•	$3.9 million for other securities (one previous)

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ZIONS BANCORPORATION
Press Release – Page 5
January 26, 2009

Lockhart Funding
At December 31, 2008, Lockhart had total assets of $738 million, with pretax unrealized losses of approximately $119 million. The Company held approximately $412 million at December 31, 2008 of asset-backed commercial paper purchased from Lockhart, compared to $557 million at September 30, 2008 and $493 million at June 30, 2008. The amount of Lockhart commercial paper included in money market investments on the Company’s average balance sheet was approximately $574 million for the fourth quarter of 2008, compared to $597 million for the third quarter of 2008 and $1,091 million for the second quarter of 2008. The Company was able to reduce its purchases of Lockhart commercial paper because Lockhart elected to participate in the Federal Reserve’s Commercial Paper Funding Facility Program.

Noninterest Income
Noninterest income for the fourth quarter of 2008 was $(82.3) million compared to $(20.2) million for the fourth quarter of 2007 and $89.6 million for the third quarter of 2008. The amount for the fourth quarter of 2008 includes impairment and valuation losses on securities of $204.3 million compared to $28.0 million for the third quarter of 2008. Fair value and nonhedge derivative loss was $(5.8) million during the fourth quarter compared to $(26.2) million during the third quarter. The fourth quarter loss includes $2.5 million of income from changes in fair value and interest on nonhedge derivatives, $(4.6) million of counterparty credit adjustments on derivative transactions, and $(3.7) million of other losses. Net equity securities gains (losses) for the fourth quarter were $(14.1) million and include $11.0 million in impairment on Federal Agricultural Mortgage Corporation stock and $3.1 million of net losses on venture capital investments.

Noninterest Expense
Noninterest expense for the fourth quarter of 2008 was $398.2 million compared to $353.0 million for the fourth quarter of 2007 and $372.3 million for the third quarter of 2008. Salaries and employee benefits decreased from the third quarter due to the adjustment of certain employee benefit and variable compensation accruals. Other real estate owned expenses increased $33.0 million (including $22.1 million in charge-downs) compared to the third quarter.

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ZIONS BANCORPORATION
Press Release – Page 6
January 26, 2009

Liquidity Risk Management
As of December 31, 2008, the Company estimates it has available borrowing capacity from the Federal Reserve and the FHLB that approximates one-third of its deposits.

On January 15, 2009, the Company issued $254.9 million of senior floating rate notes due June 21, 2012 at a coupon rate of three-month LIBOR plus 37 basis points. The debt is guaranteed under the FDIC’s Temporary Liquidity Guarantee Program.

Capital Management
Tangible equity increased primarily due to the $1.4 billion preferred capital investment from the U.S. Treasury. The Company’s tangible equity ratio was 8.86% at December 31, 2008 compared to 6.17% at December 31, 2007 and 6.60% at September 30, 2008. The tangible common equity ratio was 5.89% at December 31, 2008 compared to 5.70% at December 31, 2007 and 6.05% at September 30, 2008. At December 31, 2008, estimated regulatory Tier 1 risk-based capital and total risk-based capital were $5,267 million and $7,365 million compared to $3,985 million and $6,073 million at September 30, 2008, respectively. Estimated ratios at December 31, 2008 for Tier 1 risk-based capital and total risk-based capital were 10.52% and 14.71% compared to 8.07% and 12.30% at September 30, 2008, respectively.

Significant changes in Other Comprehensive Income included a $98.3 million increase in unrealized gains on derivative instruments and a net charge of $32.2 million related to the Company’s pension and postretirement plans.

On January 26, 2009, the Board of Directors declared a regular quarterly dividend of $0.04 per common share payable February 25, 2009 to shareholders of record on February 11, 2009. This is a reduction from the prior quarter dividend of $0.32 per common share.

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ZIONS BANCORPORATION
Press Release – Page 7
January 26, 2009

Weighted average common and common-equivalent shares outstanding for the fourth quarter of 2008 were 114,205,587 compared to 106,902,983 for the fourth quarter of 2007 and 108,497,464 for the third quarter of 2008. Common shares outstanding at December 31, 2008 were 115,344,813 compared to 107,116,505 at December 31, 2007 and 115,302,598 at September 30, 2008.

Conference Call
Zions will host a conference call to discuss these fourth quarter results at 5:30 p.m. ET this afternoon (January 26, 2009). Media representatives, analysts and the public are invited to listen to this discussion by calling 1-866-700-0161 (international: 617-213-8832) and entering the passcode 37689022, or via on-demand webcast. A link to the webcast will be available on the Zions Bancorporation Web site at www.zionsbancorporation.com. A replay of the call will be available from 9:30 p.m. ET on Monday, January 26, 2009, until midnight ET on Monday, February 2, 2009, by dialing 1-888-286-8010 (international: 617-801-6888) and entering the passcode 55903048. The webcast of the conference call will also be archived and available for 30 days.

About Zions Bancorporation
Zions Bancorporation is one of the nation’s premier financial services companies, consisting of a collection of great banks in select high growth markets. Zions operates its banking businesses under local management teams and community identities through approximately 500 offices in ten Western and Southwestern states: Arizona, California, Colorado, Idaho, Nevada, New Mexico, Oregon, Texas, Utah and Washington. The Company is a national leader in Small Business Administration lending and public finance advisory services. In addition, Zions is included in the S&P 500 and NASDAQ Financial 100 indices. Investor information and links to subsidiary banks can be accessed at www.zionsbancorporation.com.

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ZIONS BANCORPORATION
Press Release – Page 8
January 26, 2009

Forward-Looking Information
Statements in this news release that are based on other than historical data are forward-looking, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events. These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. Forward-looking statements involve significant risks and uncertainties and actual results may differ materially from those presented, either expressed or implied, in this news release. Factors that might cause such differences include, but are not limited to: the Company’s ability to successfully execute its business plans and achieve its objectives; changes in general economic and financial market conditions, either internationally, nationally or locally in areas in which the Company conducts its operations, including changes in asset-backed commercial paper markets and valuations in structured securities and other assets; changes in governmental policies and programs resulting from general economic and financial market conditions; changes in interest and funding rates; continuing consolidation in the financial services industry; new litigation or changes in existing litigation; increased competitive challenges and expanding product and pricing pressures among financial institutions; legislation or regulatory changes which adversely affect the Company’s operations or business; and changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies.

Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the 2007 Annual Report on Form 10-K of Zions Bancorporation filed with the Securities and Exchange Commission (“SEC”) and available at the SEC’s Internet site (http://www.sec.gov).

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 9
FINANCIAL HIGHLIGHTS
(Unaudited)

	Three Months Ended			Year Ended
(In thousands, except per share and ratio data)	December 31,			December 31,
	2008	2007	% Change	2008	2007	% Change
EARNINGS
Taxable-equivalent net interest income	$514,422	$485,157	6.03%	$1,995,368	$1,908,053	4.58%
Taxable-equivalent revenue	432,132	464,923	(7.05)%	2,186,060	2,320,397	(5.79)%
Net interest income	508,442	478,885	6.17%	1,971,646	1,881,952	4.77%
Noninterest income	(82,290)	(20,234)	(306.69)%	190,692	412,344	(53.75)%
Provision for loan losses	285,189	69,982	307.52%	648,269	152,210	325.90%
Noninterest expense	398,167	352,966	12.81%	1,474,963	1,404,588	5.01%
Impairment loss on goodwill	353,804	-		353,804	-
Income (loss) before income taxes and minority interest	(611,008)	35,703	(1,811.36)%	(314,698)	737,498	(142.67)%
Income taxes (benefit)	(126,512)	(11,035)	(1,046.46)%	(43,365)	235,737	(118.40)%
Minority interest	(1,520)	1,197	(226.98)%	(5,064)	8,016	(163.17)%
Net income (loss)	(482,976)	45,541	(1,160.53)%	(266,269)	493,745	(153.93)%
Net earnings (loss) applicable to common shareholders	(498,084)	42,198	(1,280.35)%	(290,693)	479,422	(160.63)%

PER COMMON SHARE
Net earnings (loss) (diluted)	(4.36)	0.39	(1,217.95)%	(2.66)	4.42	(160.18)%
Dividends	0.32	0.43	(25.58)%	1.61	1.68	(4.17)%
Book value per common share				42.65	47.17	(9.58)%

SELECTED RATIOS
Return on average assets	(3.52)%	0.35%		(0.50)%	1.01%
Return on average common equity	(38.77)%	3.29%		(5.69)%	9.57%
Efficiency ratio	92.14%	75.92%		67.47%	60.53%
Net interest margin	4.20%	4.27%		4.18%	4.43%

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 10
FINANCIAL HIGHLIGHTS (Continued)
(Unaudited)

	Three Months Ended			Year Ended
(In thousands, except share and ratio data)	December 31,			December 31,
	2008	2007	% Change	2008	2007	% Change
AVERAGE BALANCES
Total assets	$54,546,364	$50,941,152	7.08%	$53,761,908	$48,847,219	10.06%
Total interest-earning assets	48,708,673	45,106,413	7.99%	47,690,955	43,048,458	10.78%
Securities	4,516,559	5,188,980	(12.96)%	4,825,234	5,406,682	(10.75)%
Net loans and leases	41,938,586	38,450,974	9.07%	40,977,224	36,808,146	11.33%
Goodwill	1,720,536	2,009,022	(14.36)%	1,936,865	2,005,245	(3.41)%
Core deposit and other intangibles	130,703	162,679	(19.66)%	136,698	180,783	(24.39)%
Total deposits	39,580,867	36,381,125	8.80%	37,572,680	35,823,969	4.88%
Minority interest	28,751	32,343	(11.11)%	29,156	36,385	(19.87)%
Shareholders' equity:
Preferred equity	961,072	240,000	300.45%	431,936	240,000	79.97%
Common equity	5,110,430	5,094,138	0.32%	5,107,675	5,007,627	2.00%

Weighted average common and common-
equivalent shares outstanding	114,205,587	106,902,983	6.83%	109,144,836	108,522,864	0.57%

AT PERIOD END
Total assets				$55,092,791	$52,947,414	4.05%
Total interest-earning assets				49,071,281	46,448,887	5.65%
Securities				4,509,308	5,860,900	(23.06)%
Net loans and leases				41,859,056	39,087,779	7.09%
Allowance for loan losses				686,999	459,376	49.55%
Reserve for unfunded lending commitments				50,934	21,530	136.57%
Goodwill				1,651,377	2,009,513	(17.82)%
Core deposit and other intangibles				125,935	149,493	(15.76)%
Total deposits				41,316,496	36,922,753	11.90%
Minority interest				27,320	30,939	(11.70)%
Shareholders' equity:
Preferred equity				1,581,834	240,000	559.10%
Common equity				4,919,862	5,052,800	(2.63)%

Common shares outstanding				115,344,813	107,116,505	7.68%

Average equity to average assets	11.13%	10.47%		10.30%	10.74%
Common dividend payout	n/a	108.88%		n/a	37.82%
Tangible equity ratio				8.86%	6.17%
Tangible common equity ratio				5.89%	5.70%
Nonperforming assets				$1,140,461	$283,854	301.78%
Accruing loans past due 90 days or more				129,567	77,419	67.36%
Nonperforming assets to net loans and leases
and other real estate owned at period end				2.71%	0.73%

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 11
FINANCIAL HIGHLIGHTS (Continued)
(Unaudited)

	Three Months Ended
(In thousands, except per share and ratio data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2008	2008	2008	2008	2007
EARNINGS
Taxable-equivalent net interest income	$514,422	$497,822	$490,587	$492,537	$485,157
Taxable-equivalent revenue	432,132	587,432	562,959	603,537	464,923
Net interest income	508,442	492,003	484,743	486,458	478,885
Noninterest income	(82,290)	89,610	72,372	111,000	(20,234)
Provision for loan losses	285,189	156,606	114,192	92,282	69,982
Noninterest expense	398,167	372,276	354,417	350,103	352,966
Impairment loss on goodwill	353,804	-	-	-	-
Income (loss) before income taxes and minority interest	(611,008)	52,731	88,506	155,073	35,703
Income taxes (benefit)	(126,512)	11,214	22,037	49,896	(11,035)
Minority interest	(1,520)	3,757	(5,729)	(1,572)	1,197
Net income (loss)	(482,976)	37,760	72,198	106,749	45,541
Net earnings (loss) applicable to common shareholders	(498,084)	33,351	69,744	104,296	42,198

PER COMMON SHARE
Net earnings (loss) (diluted)	(4.36)	0.31	0.65	0.98	0.39
Dividends	0.32	0.43	0.43	0.43	0.43
Book value per common share	42.65	45.78	46.82	47.49	47.17

SELECTED RATIOS
Return on average assets	(3.52)%	0.28%	0.54%	0.81%	0.35%
Return on average common equity	(38.77)%	2.59%	5.53%	8.18%	3.29%
Efficiency ratio	92.14%	63.37%	62.96%	58.01%	75.92%
Net interest margin	4.20%	4.13%	4.18%	4.23%	4.27%

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 12
FINANCIAL HIGHLIGHTS (Continued)
(Unaudited)

	Three Months Ended
(In thousands, except share and ratio data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2008	2008	2008	2008	2007
AVERAGE BALANCES
Total assets	$54,546,364	$54,279,760	$53,293,375	$52,913,823	$50,941,152
Total interest-earning assets	48,708,673	47,984,725	47,202,577	46,853,435	45,106,413
Securities	4,516,559	4,582,727	4,866,421	5,341,287	5,188,980
Net loans and leases	41,938,586	41,984,123	40,512,249	39,452,309	38,450,974
Goodwill	1,720,536	2,009,509	2,009,517	2,009,477	2,009,022
Core deposit and other intangibles	130,703	132,167	137,675	146,363	162,679
Total deposits	39,580,867	37,321,656	36,774,214	36,594,674	36,381,125
Minority interest	28,751	29,949	27,244	30,676	32,343
Shareholders' equity:
Preferred equity	961,072	282,500	240,000	240,000	240,000
Common equity	5,110,430	5,123,399	5,070,047	5,126,621	5,094,138

Weighted average common and common-
equivalent shares outstanding	114,205,587	108,497,464	106,711,948	106,722,000	106,902,983

AT PERIOD END
Total assets	$55,092,791	$53,974,168	$54,630,883	$53,408,293	$52,947,414
Total interest-earning assets	49,071,281	47,656,065	47,920,419	46,962,949	46,448,887
Securities	4,509,308	4,755,359	4,784,185	5,002,207	5,860,900
Net loans and leases	41,859,056	41,887,693	41,872,977	39,905,755	39,087,779
Allowance for loan losses	686,999	609,433	548,958	501,283	459,376
Reserve for unfunded lending commitments	50,934	23,574	26,838	25,148	21,530
Goodwill	1,651,377	2,009,504	2,009,511	2,009,517	2,009,513
Core deposit and other intangibles	125,935	133,989	132,481	140,672	149,493
Total deposits	41,316,496	38,590,901	37,607,995	37,516,337	36,922,753
Minority interest	27,320	30,288	25,528	30,413	30,939
Shareholders' equity:
Preferred equity	1,581,834	286,949	240,000	240,000	240,000
Common equity	4,919,862	5,279,078	5,033,530	5,087,801	5,052,800

Common shares outstanding	115,344,813	115,302,598	107,518,975	107,139,188	107,116,505

Average equity to average assets	11.13%	9.96%	9.96%	10.14%	10.47%
Common dividend payout	n/a	138.44%	66.23%	44.11%	108.88%
Tangible equity ratio	8.86%	6.60%	5.97%	6.20%	6.17%
Tangible common equity ratio	5.89%	6.05%	5.51%	5.73%	5.70%
Nonperforming assets	$1,140,461	$924,442	$697,432	$434,293	$283,854
Accruing loans past due 90 days or more	129,567	97,831	108,934	84,637	77,419
Nonperforming assets to net loans and leases
and other real estate owned at period end	2.71%	2.20%	1.66%	1.09%	0.73%

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 13
CONSOLIDATED BALANCE SHEETS
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except share amounts)	2008	2008	2008	2008	2007
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
ASSETS
Cash and due from banks	$1,475,976	$1,441,957	$1,751,724	$1,660,539	$1,855,155
Money market investments:
Interest-bearing deposits and commercial paper	2,332,759	568,875	504,314	1,243,860	726,446
Federal funds sold	83,451	274,129	274,456	121,892	102,225
Security resell agreements	286,707	170,009	484,487	689,235	671,537
Investment securities:
Held-to-maturity, at adjusted cost (approximate fair value
$1,443,555, $1,587,006, $1,730,104, $704,156 and $702,148)	1,790,989	1,917,354	1,914,833	701,658	704,441
Available-for-sale, at fair value	2,676,255	2,792,236	2,817,682	4,259,742	5,134,610
Trading account, at fair value (includes $538, $531, $463,
$0 and $741 transferred as collateral
under repurchase agreements)	42,064	45,769	51,670	40,807	21,849
	4,509,308	4,755,359	4,784,185	5,002,207	5,860,900
Loans:
Loans held for sale	200,318	152,095	158,509	208,529	207,943
Loans and leases	41,791,237	41,876,371	41,874,224	39,855,365	39,044,163
	41,991,555	42,028,466	42,032,733	40,063,894	39,252,106
Less:
Unearned income and fees, net of related costs	132,499	140,773	159,756	158,139	164,327
Allowance for loan losses	686,999	609,433	548,958	501,283	459,376
Loans and leases, net of allowance	41,172,057	41,278,260	41,324,019	39,404,472	38,628,403

Other noninterest-bearing investments	1,044,092	1,170,367	1,153,933	1,114,902	1,034,412
Premises and equipment, net	687,096	675,480	656,013	657,183	655,712
Goodwill	1,651,377	2,009,504	2,009,511	2,009,517	2,009,513
Core deposit and other intangibles	125,935	133,989	132,481	140,672	149,493
Other real estate owned	191,792	156,817	125,186	36,476	15,201
Other assets	1,532,241	1,339,422	1,430,574	1,327,338	1,238,417
	$55,092,791	$53,974,168	$54,630,883	$53,408,293	$52,947,414

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Noninterest-bearing demand	$9,683,385	$9,413,484	$9,735,265	$9,464,122	$9,618,300
Interest-bearing:
Savings and NOW	4,452,919	4,341,873	4,590,767	4,661,963	4,507,837
Money market	16,826,846	14,087,288	13,387,401	12,986,387	12,467,239
Time under $100,000	2,974,484	2,954,116	2,466,082	2,564,434	2,562,363
Time $100,000 and over	4,756,300	4,468,225	4,102,369	4,548,009	4,391,588
Foreign	2,622,562	3,325,915	3,326,111	3,291,422	3,375,426
	41,316,496	38,590,901	37,607,995	37,516,337	36,922,753

Securities sold, not yet purchased	35,657	29,528	46,376	184,522	224,269
Federal funds purchased	965,835	1,179,197	2,379,055	1,817,587	2,463,460
Security repurchase agreements	899,751	734,379	1,010,325	1,144,178	1,298,112
Other liabilities	669,111	649,672	555,812	620,528	644,375
Commercial paper	15,451	40,493	137,200	164,657	297,850
Federal Home Loan Bank advances and other borrowings:
One year or less	2,039,914	4,690,784	5,003,057	3,956,775	3,181,990
Over one year	128,253	128,855	129,474	127,006	127,612
Long-term debt	2,493,307	2,334,044	2,462,531	2,518,489	2,463,254
Total liabilities	48,563,775	48,377,853	49,331,825	48,050,079	47,623,675

Minority interest	27,320	30,288	25,528	30,413	30,939

Shareholders’ equity:
Preferred stock, without par value, authorized 3,000,000 shares:
U.S. Treasury	1,294,885	-	-	-	-
Other	286,949	286,949	240,000	240,000	240,000
Common stock, without par value; authorized 350,000,000
shares; issued and outstanding 115,344,813, 115,302,598,
107,518,975, 107,139,188 and 107,116,505 shares	2,599,916	2,482,517	2,224,455	2,219,905	2,212,237
Retained earnings	2,433,363	2,968,242	2,981,062	2,957,511	2,910,692
Accumulated other comprehensive income (loss)	(98,958)	(157,305)	(158,325)	(76,429)	(58,835)
Deferred compensation	(14,459)	(14,376)	(13,662)	(13,186)	(11,294)
Total shareholders’ equity	6,501,696	5,566,027	5,273,530	5,327,801	5,292,800
	$55,092,791	$53,974,168	$54,630,883	$53,408,293	$52,947,414

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 14
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended
(In thousands, except per share amounts)	December 31,	September 30,	June 30,	March 31,	December 31,
	2008	2008	2008	2008	2007
Interest income:
Interest and fees on loans	$650,885	$663,677	$643,111	$688,439	$727,185
Interest on loans held for sale	2,442	1,916	2,699	3,017	2,975
Lease financing	4,999	5,515	5,767	5,818	5,782
Interest on money market investments	7,172	9,267	12,313	19,028	18,760
Interest on securities:
Held-to-maturity – taxable	22,317	21,780	15,730	2,455	2,387
Held-to-maturity – nontaxable	6,396	6,319	6,224	6,429	6,430
Available-for-sale – taxable	28,680	25,044	35,059	62,356	61,459
Available-for-sale – nontaxable	1,711	1,697	1,870	1,892	2,070
Trading account	598	437	159	681	471
Total interest income	725,200	735,652	722,932	790,115	827,519

Interest expense:
Interest on savings and money market deposits	95,717	90,720	80,144	103,987	125,382
Interest on time and foreign deposits	77,806	74,837	83,460	106,222	119,242
Interest on short-term borrowings	20,368	50,164	45,070	63,273	67,601
Interest on long-term borrowings	22,867	27,928	29,515	30,175	36,409
Total interest expense	216,758	243,649	238,189	303,657	348,634

Net interest income	508,442	492,003	484,743	486,458	478,885
Provision for loan losses	285,189	156,606	114,192	92,282	69,982
Net interest income after provision for loan losses	223,253	335,397	370,551	394,176	408,903

Noninterest income:
Service charges and fees on deposit accounts	52,641	53,695	51,067	49,585	48,130
Other service charges, commissions and fees	40,532	42,794	42,362	41,981	44,405
Trust and wealth management income	8,910	8,865	10,284	9,693	10,151
Capital markets and foreign exchange	15,048	12,257	12,196	10,397	10,632
Dividends and other investment income	16,001	7,042	10,409	12,910	13,830
Loan sales and servicing income	4,420	3,633	8,516	7,810	8,640
Income from securities conduit	1,542	336	1,043	2,581	2,472
Fair value and nonhedge derivative income (loss)	(5,819)	(26,155)	(19,789)	3,787	(7,034)
Equity securities gains (losses), net	(14,125)	12,971	(8,121)	10,068	1,349
Fixed income securities gains (losses), net	(1,139)	135	78	1,775	(753)
Impairment losses on investment securities and valuation
losses on securities purchased from Lockhart Funding	(204,340)	(28,022)	(38,761)	(45,989)	(158,208)
Other	4,039	2,059	3,088	6,402	6,152
Total noninterest income	(82,290)	89,610	72,372	111,000	(20,234)

Noninterest expense:
Salaries and employee benefits	190,861	208,995	201,291	209,354	191,141
Occupancy, net	29,460	30,552	27,364	26,799	27,312
Furniture and equipment	26,507	24,281	25,610	23,738	24,917
Other real estate expense	40,124	7,126	1,290	1,838	1,377
Legal and professional services	14,774	11,297	11,566	7,880	12,132
Postage and supplies	9,873	9,257	8,536	9,789	9,416
Advertising	10,078	6,782	7,520	6,351	6,322
Impairment losses on long-lived assets	895	2,239	-	-	-
Merger related expense	636	384	281	307	687
Amortization of core deposit and other intangibles	8,055	8,096	8,191	8,820	10,459
Provision for unfunded lending commitments	(577)	(3,264)	1,690	3,618	136
Other	67,481	66,531	61,078	51,609	69,067
Total noninterest expense	398,167	372,276	354,417	350,103	352,966

Impairment loss on goodwill	353,804	-	-	-	-

Income (loss) before income taxes and minority interest	(611,008)	52,731	88,506	155,073	35,703
Income taxes (benefit)	(126,512)	11,214	22,037	49,896	(11,035)
Minority interest	(1,520)	3,757	(5,729)	(1,572)	1,197
Net income (loss)	(482,976)	37,760	72,198	106,749	45,541
Preferred stock dividends	15,108	4,409	2,454	2,453	3,343
Net earnings (loss) applicable to common shareholders	$(498,084)	$33,351	$69,744	$104,296	$42,198

Weighted average common shares outstanding during the period:
Basic shares	114,065	108,407	106,595	106,514	106,454
Diluted shares	114,206	108,497	106,712	106,722	106,903

Net earnings (loss) per common share:
Basic	$(4.37)	$0.31	$0.65	$0.98	$0.40
Diluted	(4.36)	0.31	0.65	0.98	0.39

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 15
CONSOLIDATED STATEMENTS OF INCOME (Continued)
(Unaudited)

	Years Ended
(In thousands, except per share amounts)	December 31,
	2008	2007
Interest income:
Interest and fees on loans	$2,646,112	$2,823,382
Interest on loans held for sale	10,074	14,867
Lease financing	22,099	21,683
Interest on money market investments	47,780	43,699
Interest on securities:
Held-to-maturity – taxable	62,282	8,997
Held-to-maturity – nontaxable	25,368	25,150
Available-for-sale – taxable	151,139	255,039
Available-for-sale – nontaxable	7,170	9,200
Trading account	1,875	3,309
Total interest income	2,973,899	3,205,326

Interest expense:
Interest on savings and money market deposits	370,568	479,366
Interest on time and foreign deposits	342,325	472,353
Interest on short-term borrowings	178,875	218,696
Interest on long-term borrowings	110,485	152,959
Total interest expense	1,002,253	1,323,374

Net interest income	1,971,646	1,881,952
Provision for loan losses	648,269	152,210
Net interest income after provision for loan losses	1,323,377	1,729,742

Noninterest income:
Service charges and fees on deposit accounts	206,988	183,550
Other service charges, commissions and fees	167,669	170,564
Trust and wealth management income	37,752	36,532
Capital markets and foreign exchange	49,898	43,588
Dividends and other investment income	46,362	50,914
Loan sales and servicing income	24,379	38,503
Income from securities conduit	5,502	18,176
Fair value and nonhedge derivative loss	(47,976)	(14,256)
Equity securities gains, net	793	17,719
Fixed income securities gains, net	849	3,019
Impairment losses on investment securities and valuation
losses on securities purchased from Lockhart Funding	(317,112)	(158,208)
Other	15,588	22,243
Total noninterest income	190,692	412,344

Noninterest expense:
Salaries and employee benefits	810,501	799,884
Occupancy, net	114,175	107,438
Furniture and equipment	100,136	96,452
Other real estate expense	50,378	4,391
Legal and professional services	45,517	43,829
Postage and supplies	37,455	36,512
Advertising	30,731	26,920
Impairment losses on long-lived assets	3,134	-
Merger related expense	1,608	5,266
Amortization of core deposit and other intangibles	33,162	44,895
Provision for unfunded lending commitments	1,467	1,836
Other	246,699	237,165
Total noninterest expense	1,474,963	1,404,588

Impairment loss on goodwill	353,804	-

Income (loss) before income taxes and minority interest	(314,698)	737,498
Income taxes (benefit)	(43,365)	235,737
Minority interest	(5,064)	8,016
Net income (loss)	(266,269)	493,745
Preferred stock dividends	24,424	14,323
Net earnings (loss) applicable to common shareholders	$(290,693)	$479,422

Weighted average common shares outstanding during the period:
Basic shares	108,908	107,365
Diluted shares	109,145	108,523

Net earnings (loss) per common share:
Basic	$(2.67)	$4.47
Diluted	(2.66)	4.42
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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 16
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY
AND COMPREHENSIVE INCOME
(Unaudited)				Accumulated
				other		Total
	Preferred	Common	Retained	comprehensive	Deferred	shareholders'
(In thousands, except per share amounts)	stock	stock	earnings	income (loss)	compensation	equity

Balance, December 31, 2007	$240,000	$2,212,237	$2,910,692	$(58,835)	$(11,294)	$5,292,800
Cumulative effect of change in accounting principle,
adoption of SFAS 159			(11,471)	11,471		-
Comprehensive income:
Net income for the period			106,749			106,749
Other comprehensive income (loss), net of tax:
Net realized and unrealized holding losses
on investments and retained interests				(130,066)
Foreign currency translation				(1)
Reclassification for net realized losses
on investments recorded in operations				27,301
Net unrealized gains on derivative instruments				73,701
Other comprehensive loss				(29,065)		(29,065)
Total comprehensive income						77,684
Net stock issued under employee plans
and related tax benefits		7,668				7,668
Dividends declared on preferred stock			(2,453)			(2,453)
Dividends on common stock, $.43 per share			(46,006)			(46,006)
Change in deferred compensation					(1,892)	(1,892)
Balance, March 31, 2008	240,000	2,219,905	2,957,511	(76,429)	(13,186)	5,327,801

Comprehensive loss:
Net income for the period			72,198			72,198
Other comprehensive income (loss), net of tax:
Net realized and unrealized holding losses
on investments and retained interests				(40,336)
Foreign currency translation				2
Reclassification for net realized losses
on investments recorded in operations				23,816
Net unrealized losses on derivative instruments				(66,112)
Pension and postretirement				734
Other comprehensive loss				(81,896)		(81,896)
Total comprehensive loss						(9,698)
Stock issued under dividend reinvestment plan		632				632
Net stock issued under employee plans
and related tax benefits		3,918				3,918
Dividends declared on preferred stock			(2,454)			(2,454)
Dividends on common stock, $.43 per share			(46,193)			(46,193)
Change in deferred compensation					(476)	(476)
Balance, June 30, 2008	240,000	2,224,455	2,981,062	(158,325)	(13,662)	5,273,530

Comprehensive income:
Net income for the period			37,760			37,760
Other comprehensive income (loss), net of tax:
Net realized and unrealized holding losses
on investments and retained interests				(40,454)
Foreign currency translation				(53)
Reclassification for net realized losses
on investments recorded in operations				16,012
Net unrealized gains on derivative instruments				25,515
Other comprehensive income				1,020		1,020
Total comprehensive income						38,780
Issuance of preferred stock	46,949	(503)				46,446
Issuance of common stock		244,889				244,889
Stock issued under dividend reinvestment plan		629				629
Net stock issued under employee plans
and related tax benefits		13,047				13,047
Dividends declared on preferred stock			(4,409)			(4,409)
Dividends on common stock, $.43 per share			(46,171)			(46,171)
Change in deferred compensation					(714)	(714)
Balance, September 30, 2008	286,949	2,482,517	2,968,242	(157,305)	(14,376)	5,566,027

Comprehensive loss:
Net loss for the period			(482,976)			(482,976)
Other comprehensive income (loss), net of tax:
Net realized and unrealized holding losses
on investments and retained interests				(130,311)
Foreign currency translation				47
Reclassification for net realized losses
on investments recorded in operations				122,467
Net unrealized gains on derivative instruments				98,339
Pension and postretirement				(32,195)
Other comprehensive income				58,347		58,347
Total comprehensive loss						(424,629)
Issuance of preferred stock	1,292,236	(77)				1,292,159
Issuance of common stock and warrants		107,764				107,764
Net stock issued under employee plans
and related tax benefits		9,712				9,712
Dividends on preferred stock	2,649		(15,108)			(12,459)
Dividends on common stock, $.32 per share			(36,795)			(36,795)
Change in deferred compensation					(83)	(83)
Balance, December 31, 2008	$1,581,834	$2,599,916	$2,433,363	$(98,958)	$(14,459)	$6,501,696

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 17
INVESTMENT SECURITIES PORTFOLIO
ASSET-BACKED SECURITIES CLASSIFIED AT HIGHEST CREDIT RATING*
As of December 31, 2008
(Unaudited)			Net		Net
			unrealized		unrealized
			gains (losses)		gains (losses)	Estimated
(In thousands)	Par	Amortized	recognized	Carrying	not recognized	fair
	value	cost	in OCI (1)	value	in OCI (1)	value
HELD-TO-MATURITY:
Municipal securities	$699,673	$696,653	$-	$696,653	$(1,570)	$695,083
Asset-backed securities:
Trust preferred securities – banks and insurance
AA rated	10,000	10,000	(1,350)	8,650	(3,389)	5,261
A rated	1,190,637	1,048,955	(157,220)	891,735	(291,791)	599,944
BBB rated	173,333	128,849	(25,572)	103,277	(32,446)	70,831
	1,373,970	1,187,804	(184,142)	1,003,662	(327,626)	676,036
Trust preferred securities – real estate investment trusts
AAA rated	20,000	17,720	(4,830)	12,890	(2,266)	10,624
A rated	25,000	18,293	(3,841)	14,452	(4,005)	10,447
	45,000	36,013	(8,671)	27,342	(6,271)	21,071
Other
AAA rated	23,364	21,730	(171)	21,559	(6,507)	15,052
AA rated	25,320	22,721	(1,120)	21,601	(5,128)	16,473
BBB rated	44,012	26,725	(11,800)	14,925	(332)	14,593
Noninvestment grade	12,619	5,147	-	5,147	-	5,147
	105,315	76,323	(13,091)	63,232	(11,967)	51,265
Other debt securities	100	100	-	100	-	100
	2,224,058	1,996,893	(205,904)	1,790,989	(347,434)	1,443,555

AVAILABLE-FOR-SALE:
U.S. Treasury securities	28,571	27,973	1,148	29,121		29,121
U.S. Government agencies and corporations:
Agency securities	323,174	323,371	1,838	325,209		325,209
Agency guaranteed mortgage-backed securities	414,767	413,352	3,653	417,005		417,005
Small Business Administration loan-backed securities	645,166	692,634	(25,957)	666,677		666,677
Municipal securities	177,116	177,938	2,060	179,998		179,998
Asset-backed securities:
Trust preferred securities – banks and insurance
AAA rated	760,700	729,483	(119,871)	609,612		609,612
A rated	53,319	48,156	(21,405)	26,751		26,751
BBB rated	7,000	2,874	-	2,874		2,874
Not rated	26,020	26,024	(4,634)	21,390		21,390
	847,039	806,537	(145,910)	660,627		660,627
Trust preferred securities – real estate investment trusts
A rated	15,000	6,003	-	6,003		6,003
BBB rated	35,000	12,109	(2,238)	9,871		9,871
Noninvestment grade	70,569	8,768	(745)	8,023		8,023
	120,569	26,880	(2,983)	23,897		23,897
Other
AAA rated	40,355	40,231	(13,299)	26,932		26,932
A rated	50,000	48,148	(15,102)	33,046		33,046
BBB rated	3,021	3,001	(1,793)	1,208		1,208
Noninvestment grade	30,000	4,401	-	4,401		4,401
	123,376	95,781	(30,194)	65,587		65,587
	2,679,778	2,564,466	(196,345)	2,368,121		2,368,121
Other securities:
Mutual funds and stock	308,134	308,134	-	308,134		308,134
	2,987,912	2,872,600	(196,345)	2,676,255		2,676,255
Total	$5,211,970	$4,869,493	$(402,249)	$4,467,244	$(347,434)	$4,119,810

* Ratings categories include entire range. For example, “A rated” includes A+, A and A-. Split rated securities with more than one rating are categorized at the highest rating level.

(1) Other comprehensive income. All amounts reported are pretax.
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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 18
INVESTMENT SECURITIES PORTFOLIO
ASSET-BACKED SECURITIES CLASSIFIED AT LOWEST CREDIT RATING*
As of December 31, 2008
(Unaudited)			Net		Net
			unrealized		unrealized
			gains (losses)		gains (losses)	Estimated
(In thousands)	Par	Amortized	recognized	Carrying	not recognized	fair
	value	cost	in OCI (1)	value	in OCI (1)	value
HELD-TO-MATURITY:
Municipal securities	$699,673	$696,653	$-	$696,653	$(1,570)	$695,083
Asset-backed securities:
Trust preferred securities – banks and insurance
A rated	387,874	388,065	(89,494)	298,571	(90,658)	207,913
BBB rated	268,352	200,595	(31,575)	169,020	(44,932)	124,088
Noninvestment grade	717,744	599,144	(63,073)	536,071	(192,036)	344,035
	1,373,970	1,187,804	(184,142)	1,003,662	(327,626)	676,036
Trust preferred securities – real estate investment trusts
AA rated	20,000	17,720	(4,830)	12,890	(2,266)	10,624
A rated	25,000	18,293	(3,841)	14,452	(4,005)	10,447
	45,000	36,013	(8,671)	27,342	(6,271)	21,071
Other
AAA rated	5,518	5,276	(116)	5,160	(158)	5,002
AA rated	17,846	16,455	(55)	16,400	(6,349)	10,051
A rated	21,000	19,072	48	19,120	(5,772)	13,348
BBB rated	4,320	3,649	(1,168)	2,481	644	3,125
Noninvestment grade	56,631	31,871	(11,800)	20,071	(332)	19,739
	105,315	76,323	(13,091)	63,232	(11,967)	51,265
Other debt securities	100	100	-	100	-	100
	2,224,058	1,996,893	(205,904)	1,790,989	(347,434)	1,443,555

AVAILABLE-FOR-SALE:
U.S. Treasury securities	28,571	27,973	1,148	29,121		29,121
U.S. Government agencies and corporations:
Agency securities	323,174	323,371	1,838	325,209		325,209
Agency guaranteed mortgage-backed securities	414,767	413,352	3,653	417,005		417,005
Small Business Administration loan-backed securities	645,166	692,634	(25,957)	666,677		666,677
Municipal securities	177,116	177,938	2,060	179,998		179,998
Asset-backed securities:
Trust preferred securities – banks and insurance
AAA rated	206,195	199,728	(38,853)	160,875		160,875
AA rated	142,715	137,812	(22,013)	115,799		115,799
A rated	175,500	168,674	(31,821)	136,853		136,853
BBB rated	187,290	176,132	(18,613)	157,519		157,519
Not rated	26,020	26,024	(4,634)	21,390		21,390
Noninvestment grade	109,319	98,167	(29,976)	68,191		68,191
	847,039	806,537	(145,910)	660,627		660,627
Trust preferred securities – real estate investment trusts
Noninvestment grade	120,569	26,880	(2,983)	23,897		23,897
	120,569	26,880	(2,983)	23,897		23,897
Other
AAA rated	40,345	40,221	(13,299)	26,922		26,922
AA rated	10	10	-	10		10
BBB rated	53,021	51,149	(16,895)	34,254		34,254
Noninvestment grade	30,000	4,401	-	4,401		4,401
	123,376	95,781	(30,194)	65,587		65,587
	2,679,778	2,564,466	(196,345)	2,368,121		2,368,121
Other securities:
Mutual funds and stock	308,134	308,134	-	308,134		308,134
	2,987,912	2,872,600	(196,345)	2,676,255		2,676,255
Total	$5,211,970	$4,869,493	$(402,249)	$4,467,244	$(347,434)	$4,119,810

* Ratings categories include entire range. For example, “A rated” includes A+, A and A-. Split rated securities with more than one rating are categorized at the lowest rating level.

(1) Other comprehensive income. All amounts reported are pretax.

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 19

Nonperforming Assets
(Unaudited)

(In thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2008	2008	2008	2008	2007

Nonaccrual loans	$946,583	$765,522	$570,101	$387,717	$258,513
Restructured loans	2,086	2,103	2,145	10,100	10,140
Other real estate owned	191,792	156,817	125,186	36,476	15,201
Total	$1,140,461	$924,442	$697,432	$434,293	$283,854
% of net loans and leases* and other real
estate owned	2.71%	2.20%	1.66%	1.09%	0.73%

Accruing loans past due 90 days or more	$129,567	$97,831	$108,934	$84,637	$77,419

% of net loans and leases*	0.31%	0.23%	0.26%	0.21%	0.20%

*Includes loans held for sale.

Allowance and Reserve for Credit Losses
(Unaudited)

	Three Months Ended
(In thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2008	2008	2008	2008	2007
Allowance for Loan Losses
Balance at beginning of period	$609,433	$548,958	$501,283	$459,376	$418,165
Allowance of branches sold	-	-	-	-	(2,034)
Allowance associated with repurchased
securitized loans and loans sold	30	(804)	1,301	425	-
Add:
Provision for losses	285,189	156,606	114,192	92,282	69,982
Deduct:
Loan and lease charge-offs	(185,317)	(100,241)	(75,378)	(53,751)	(30,023)
Recoveries	5,601	4,914	7,560	2,951	3,286
Net loan and lease charge-offs	(179,716)	(95,327)	(67,818)	(50,800)	(26,737)
Reclassification to reserve for unfunded
lending commitments	(27,937)	-	-	-	-
Balance at end of period	$686,999	$609,433	$548,958	$501,283	$459,376

Ratio of allowance for loan losses to net loans
and leases outstanding at period end	1.64%	1.45%	1.31%	1.26%	1.18%

Ratio of allowance for loan losses to nonperforming
loans at period end	72.42%	79.39%	95.93%	126.01%	170.99%

Reserve for Unfunded Lending Commitments
Balance at beginning of period	$23,574	$26,838	$25,148	$21,530	$21,394
Reclassification from allowance for loan losses	27,937	-	-	-	-
Provision charged (credited) against earnings	(577)	(3,264)	1,690	3,618	136
Balance at end of period	$50,934	$23,574	$26,838	$25,148	$21,530

Total Allowance and Reserve for Credit Losses
Allowance for loan losses	$686,999	$609,433	$548,958	$501,283	$459,376
Reserve for unfunded lending commitments	50,934	23,574	26,838	25,148	21,530
Total allowance and reserve for credit losses	$737,933	$633,007	$575,796	$526,431	$480,906

Ratio of total allowance and reserve for credit losses
to net loans and leases outstanding at period end	1.76%	1.51%	1.38%	1.32%	1.23%

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 20

Loan Balances By Portfolio Type
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(In millions)	2008	2008	2008	2008	2007

Loans held for sale	$200	$152	$159	$209	$208

Commercial lending:
Commercial and industrial	11,448	11,351	11,247	10,626	10,407
Leasing	431	451	492	494	503
Owner occupied	8,743	8,782	8,912	7,910	7,545
Total commercial lending	20,622	20,584	20,651	19,030	18,455

Commercial real estate:
Construction and land development	7,476	7,812	7,891	7,937	7,869
Term	6,236	6,079	5,939	5,569	5,334
Total commercial real estate	13,712	13,891	13,830	13,506	13,203

Consumer:
Home equity credit line	2,005	1,899	1,794	1,674	1,608
1-4 family residential	3,877	3,892	3,914	3,920	3,975
Construction and other consumer real estate	774	769	852	910	945
Bankcard and other revolving plans	374	360	332	316	347
Other	385	411	436	440	460
Total consumer	7,415	7,331	7,328	7,260	7,335

Foreign loans	43	70	65	59	51
Total loans	$41,992	$42,028	$42,033	$40,064	$39,252
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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 21
CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES
(Unaudited)
	Three Months Ended			Three Months Ended
	December 31, 2008			September 30, 2008
(In thousands)	Average	Amount of	Average	Average	Amount of	Average
	balance	interest (1)	rate	balance	interest (1)	rate
ASSETS
Money market investments	$2,253,528	$7,172	1.27%	$1,417,875	$9,267	2.60%
Securities:
Held-to-maturity	1,905,766	32,157	6.71%	1,918,436	31,502	6.53%
Available-for-sale	2,563,569	31,313	4.86%	2,621,756	27,654	4.20%
Trading account	47,224	598	5.04%	42,535	437	4.09%
Total securities	4,516,559	64,068	5.64%	4,582,727	59,593	5.17%

Loans:
Loans held for sale	169,050	2,442	5.75%	160,026	1,916	4.76%
Net loans and leases (2)	41,769,536	657,498	6.26%	41,824,097	670,695	6.38%
Total loans and leases	41,938,586	659,940	6.26%	41,984,123	672,611	6.37%
Total interest-earning assets	48,708,673	731,180	5.97%	47,984,725	741,471	6.15%
Cash and due from banks	1,359,684			1,424,407
Allowance for loan losses	(627,268)			(562,518)
Goodwill	1,720,536			2,009,509
Core deposit and other intangibles	130,703			132,167
Other assets	3,254,036			3,291,470
Total assets	$54,546,364			$54,279,760

LIABILITIES
Interest-bearing deposits:
Savings and NOW	$4,368,768	8,008	0.73%	$4,248,715	8,285	0.78%
Money market	15,331,993	87,709	2.28%	13,880,283	82,435	2.36%
Time under $100,000	3,008,645	23,855	3.15%	2,675,894	21,898	3.26%
Time $100,000 and over	4,794,768	39,464	3.27%	3,929,454	32,918	3.33%
Foreign	2,723,174	14,487	2.12%	3,397,729	20,021	2.34%
Total interest-bearing deposits	30,227,348	173,523	2.28%	28,132,075	165,557	2.34%
Borrowed funds:
Securities sold, not yet purchased	32,930	434	5.24%	30,966	393	5.05%
Federal funds purchased and security
repurchase agreements	2,344,500	4,289	0.73%	2,284,997	10,246	1.78%
Commercial paper	10,844	81	2.97%	74,596	577	3.08%
FHLB advances and other borrowings:
One year or less	3,422,389	15,564	1.81%	5,983,823	38,948	2.59%
Over one year	128,557	1,848	5.72%	129,162	1,856	5.72%
Long-term debt	2,379,407	21,019	3.51%	2,443,488	26,072	4.24%
Total borrowed funds	8,318,627	43,235	2.07%	10,947,032	78,092	2.84%
Total interest-bearing liabilities	38,545,975	216,758	2.24%	39,079,107	243,649	2.48%
Noninterest-bearing deposits	9,353,519			9,189,581
Other liabilities	546,617			575,224
Total liabilities	48,446,111			48,843,912
Minority interest	28,751			29,949
Shareholders' equity:
Preferred equity	961,072			282,500
Common equity	5,110,430			5,123,399
Total shareholders' equity	6,071,502			5,405,899
Total liabilities and shareholders' equity	$54,546,364			$54,279,760

Spread on average interest-bearing funds			3.73%			3.67%
Taxable-equivalent net interest income and
net yield on interest-earning assets		$514,422	4.20%		$497,822	4.13%

(1) Taxable-equivalent rates used where applicable.
(2) Net of unearned income and fees, net of related costs. Loans include nonaccrual and restructured loans.

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 22
CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES
(Unaudited)
	Year Ended			Year Ended
	December 31, 2008			December 31, 2007
(In thousands)	Average	Amount of	Average	Average	Amount of	Average
	balance	interest (1)	rate	balance	interest (1)	rate
ASSETS
Money market investments	$1,888,497	$47,780	2.53%	$833,630	$43,699	5.24%
Securities:
Held-to-maturity	1,516,504	101,310	6.68%	684,180	47,689	6.97%
Available-for-sale	3,266,209	162,170	4.97%	4,661,271	269,193	5.78%
Trading account	42,521	1,875	4.41%	61,231	3,309	5.40%
Total securities	4,825,234	265,355	5.50%	5,406,682	320,191	5.92%

Loans:
Loans held for sale	182,443	10,074	5.52%	233,565	14,867	6.37%
Net loans and leases (2)	40,794,781	2,674,412	6.56%	36,574,581	2,852,670	7.80%
Total loans and leases	40,977,224	2,684,486	6.55%	36,808,146	2,867,537	7.79%
Total interest-earning assets	47,690,955	2,997,621	6.29%	43,048,458	3,231,427	7.51%
Cash and due from banks	1,380,571			1,476,664
Allowance for loan losses	(546,095)			(391,285)
Goodwill	1,936,865			2,005,245
Core deposit and other intangibles	136,698			180,783
Other assets	3,162,914			2,527,354
Total assets	$53,761,908			$48,847,219

LIABILITIES
Interest-bearing deposits:
Savings and NOW	$4,446,182	35,538	0.80%	$4,443,072	41,400	0.93%
Money market	13,738,814	335,030	2.44%	11,962,006	437,966	3.66%
Time under $100,000	2,694,891	96,194	3.57%	2,528,429	110,722	4.38%
Time $100,000 and over	4,382,386	161,918	3.69%	4,779,187	231,202	4.84%
Foreign	3,165,887	84,213	2.66%	2,709,997	130,429	4.81%
Total interest-bearing deposits	28,428,160	712,893	2.51%	26,422,691	951,719	3.60%
Borrowed funds:
Securities sold, not yet purchased	32,689	1,574	4.82%	29,821	1,359	4.56%
Federal funds purchased and security
repurchase agreements	2,733,583	53,310	1.95%	3,211,117	148,506	4.62%
Commercial paper	109,609	4,212	3.84%	256,377	13,870	5.41%
FHLB advances and other borrowings:
One year or less	4,588,834	119,779	2.61%	1,099,105	54,961	5.00%
Over one year	128,524	7,369	5.73%	130,512	7,537	5.77%
Long-term debt	2,448,991	103,116	4.21%	2,364,846	145,422	6.15%
Total borrowed funds	10,042,230	289,360	2.88%	7,091,778	371,655	5.24%
Total interest-bearing liabilities	38,470,390	1,002,253	2.61%	33,514,469	1,323,374	3.95%
Noninterest-bearing deposits	9,144,520			9,401,278
Other liabilities	578,231			647,460
Total liabilities	48,193,141			43,563,207
Minority interest	29,156			36,385
Shareholders' equity:
Preferred equity	431,936			240,000
Common equity	5,107,675			5,007,627
Total shareholders' equity	5,539,611			5,247,627
Total liabilities and shareholders' equity	$53,761,908			$48,847,219

Spread on average interest-bearing funds			3.68%			3.56%
Taxable-equivalent net interest income and
net yield on interest-earning assets		$1,995,368	4.18%		$1,908,053	4.43%

(1) Taxable-equivalent rates used where applicable.
(2) Net of unearned income and fees, net of related costs. Loans include nonaccrual and restructured loans.

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 23

Capital Ratios
(Unaudited)
	December 31,	September 30,	December 31,
	2008	2008	2007

Tangible common equity ratio	5.89%	6.05%	5.70%
Tangible equity ratio	8.86%	6.60%	6.17%

Risk-based capital ratios (1):
Tier 1 risk-based capital	10.52%	8.07%	7.57%
Total risk-based capital	14.71%	12.30%	11.68%

(1) Ratios for December 31, 2008 are estimates.

GAAP to Non-GAAP Reconciliation
(Unaudited)
		Three Months Ended		Year Ended
		December 31, 2008		December 31, 2008
			Diluted		Diluted
(In millions, except per share data)		Amount	EPS (1)	Amount	EPS (2)

Net earnings (loss) applicable to common shareholders		$(498.1)	$(4.36)	$(290.7)	$(2.66)
Addback:
Impairment loss on goodwill, net of tax		339.7	2.97	339.7	3.11
Impairment and valuation losses on securities, net of tax		122.2	1.07	191.5	1.75
Income (loss) from core banking operations (non-GAAP)		$(36.2)	$(0.32)	$240.5	$2.20

(1) Per diluted common share after tax based on the fourth quarter weighted average shares
(2) Per diluted common share after tax based on the annual weighted average shares

The first two pages of this Press Release present computations of earnings excluding an impairment loss on goodwill and impairment and valuation losses on securities (hereinafter collectively referred to as ‘impairment losses’). The impairment losses are included in financial results presented in accordance with generally accepted accounting principles (GAAP). Zions believes the exclusion of these impairment losses in expressing earnings, including “Income (loss) from core banking operations,” provides a meaningful base for period-to-period and company-to-company comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. This non-GAAP financial measure is also used by management to assess the performance of Zions’ business, because management does not consider these impairment losses to be relevant to ongoing operating results. Management and the Board of Directors utilize these non-GAAP financial measures for the following purposes:

  • Evaluation of bank reporting segment performance
  • Presentations of Company performance to investors

Zions believes that presenting these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management and the Board of Directors.

Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes these impairment losses does not represent the amount that effectively accrues directly to shareholders (i.e., these impairment losses are a reduction in earnings and shareholders’ equity).

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